UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2010

EXERCISE FOR LIFE SYSTEMS, INC.
 (Exact Name of Registrant as Specified in Charter)

North Carolina	7997	22-3464709
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Adam Slazer
Chief Executive Officer
East Field Road, Suite 200-311
Huntersville, NC  28078
Telephone No.:  704-778-1700
(Name, Address and Telephone Number
of Principal Executive Offices and Agent for Service)

Copies to:
JPF Securities Law, LLC
19720 Jetton Road, Suite 300
Cornelius, NC 28031
(704) 897-8334 Tel
(704) 897-8349 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXERCISE FOR LIFE SYSTEMS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Service Agreement with Greentree Financial Group, Inc.
Exhibit 10.2 – Promissory Note by and Between Exercise for Life Systems, Inc. and Greentree Financial Group, Inc.

Item 1.01            Entry into a Material Definitive Agreement

Pursuant to a February 2, 2010 consulting agreement, Exercise for Life Systems, Inc. (the “Company”, “EFLS”, or the “Registrant”) agreed to pay a sum of $21,000 and 500,00 freely tradable shares to Greentree Financial Group, Inc. (“Greentree”) in exchange for financial consulting services relating to the assistance in retaining legal counsel for a potential Plan of Exchange between the Company and a target company, assistance with drafting board resolutions for the necessary reverse merger documents, conducting due diligence on potential buyers of the EFLS, and Edgarization services. A copy of the Service Agreement is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Registrant have engaged in certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant and/or an obligation of the Company under an off-balance sheet arrangement. These transactions were entered into because EFLS lacked adequate capital resources to pay for certain professional fees such as payment to consultants for a reverse merger transaction. The direct financial obligations and/or off-balance sheet arrangements are as follows:

On February 2, 2010, EFLS signed a Promissory Note with Greentree stating that EFLS promised to pay to the order of Greentree the sum of TWENTY ONE THOUSAND ($21,000), with an interest rate of 10%, payable six months from the date of execution. The sum of TWENTY ONE THOUSAND ($21,000) is to pay off existing debt for services rendered in assistance with a reverse merger transaction and previously performed SEC compliance with 10-Ks, 10-Qs, and Edgarization services. The Promissory Note is attached hereto as Exhibit 10.2.

Item 9.01            Financial Statements and Exhibits

Exhibit 10.1 – Service Agreement with Greentree Financial Group, Inc.
Exhibit 10.2 – Promissory Note by and Between Exercise for Life Systems, Inc. and Greentree Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2010                                                                                     EXERCISE FOR LIFE SYSTEMS, INC.

                                                                By:           /s/ Adam Slazer
                                                                                 Adam Slazer
                                                                                 President

Exhibit Index

Exhibit 10.1 – Service Agreement with Greentree Financial Group, Inc.
Exhibit 10.2 – Promissory Note by and Between Exercise for Life Systems, Inc. and Greentree Financial Group, Inc.